Putnam
Managed
Municipal
Income Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

Richard P.  Wyke

While all eyes have been on the stock market during the past 12 months, the municipal bond market has quietly begun to make some headway. The long-awaited turnaround in bonds began in early spring when technology stocks plunged, bringing down many other stock sectors in their wake. Persistent volatility in the stock market then combined with the anticipation of an economic soft landing, encouraging investors to take a renewed look at the attractive tax-exempt investment potential municipal bonds offer. Against this backdrop of improved investment conditions and investor sentiment, Putnam Managed Municipal Income Trust produced solid results for the 12 months ended October 31, 2000.

Total return for 12 months ended 10/31/00

                 NAV            Market price
-----------------------------------------------------------------------
                4.83%              6.84%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.

* MULTIPLE FACTORS PUSHED MUNICIPAL BOND RATES DOWN

Several factors influenced the direction of municipal bond yields this past year. Most notable, of course, have been the Federal Reserve Board's interest rate increases and the U.S. Treasury's bond buyback program. Both events served to steadily push yields on longer-term bonds lower but for different reasons. The Fed's actions gave fixed-income investors confidence that inflation would be kept at bay and therefore not erode the principal value of their fixed-income investments. The sudden and substantial bouts of volatility in the equity market also forced many investors to give bonds a second look, particularly as the dot.com mania subsided. The Treasury's announced intention to buy back roughly $30 billion in securities caused a dramatic dislocation in the Treasury yield curve, which was initially reflected in the municipal bond yield curve. More recently, the muni curve has begun to revert to its normal shape. Your fund benefited in a broad sense from these events.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care          32.0%

Transportation       29.2%

Utilities            12.4%

Housing               5.9%

Manufacturing
& industrial
development           5.1%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


Despite the upward trend of municipal bond prices, which move in the opposite direction from yields, short-term rates ended the period higher than they were at the fund's fiscal year outset. They are, however, relatively unchanged since the year's midpoint. This means that your fund's leveraging strategy, which involves selling preferred shares that pay dividends at prevailing short-term rates to corporate and institutional investors, was not as successful in enhancing the fund's income stream as it has been in previous years. However, it did add to performance.

As the period progressed, we extended your fund's average duration from roughly 7 years at the outset of the fiscal year to 11 years by period's end, a move that served your fund well. Duration is a measure of interest-rate volatility. A longer duration in a declining interest-rate environment gives a fund greater price appreciation potential, although it is often accompanied by increased share price volatility. Conversely, a shorter duration helps preserve portfolio value when rates rise but can limit its ability to benefit when rates fall.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 36.0%

AA/Aa -- 2.2%

A -- 13.0%

BBB/Baa -- 27.7%

BB/Ba -- 13.5%

B and under -- 7.6%

Footnote reads:
*As a percentage of market value as of 10/31/00. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* PRIMARY FOCUS IS ADDING INCOME

Throughout the period we continued to focus on searching for ways to enhance your fund's income potential. The widening yield spreads (the difference in yield among bonds of different credit quality) between investment-grade and lower-rated, high-yield bonds played a key role in how we chose to pursue this goal. About this time last year, they began widening due to tax-loss selling by investors seeking to offset stock market gains with capital losses. High-yield municipal bond funds faced net redemptions and were required to sell holdings in order to meet demand. This created an atmosphere of illiquidity in the lower-rated municipal bond tiers at a time when pockets of uncertainty existed, particularly in health care. Furthermore, increased crossover investing from stock investors, while helping the broad municipal market, substantially benefited the higher-grade, shorter-term issues. To accommodate the selling pressure and lack of interest, municipal issuers of lower-quality bonds had to raise yields. This created a compelling buying opportunity, and we selectively increased your fund's weighting in lower-rated bonds as opportunities arose.

We also pared the portfolio's exposure to pre-refunded issues, those bonds that will be paid off by the municipal issuer at the first call date because new bonds have been issued in an amount high enough to do so. The proceeds from the new issue are held in escrow until they are needed. Once a bond is pre-refunded, it then trades like a AAA-rated security whether it was initially issued as one or not. This, in turn, causes its price to rise and its yield to fall. In search of higher yield, we cut back on pre-refunded holdings and moved out of intermediate-term issues when we could. In addition, we added longer-term securities with somewhat higher yields.

* TRANSPORTATION BONDS HEAVILY EMPHASIZED

Your fund's portfolio, while broadly diversified, has a significant weighting in the transportation sector. Several holdings in this arena are worth noting either for their solid performance potential this year or their bright prospects. These include bonds issued or backed by American Airlines, Union Pacific Railroad, and South Carolina Southern Connector 2000. American Airlines continues to do well in the face of high fuel costs, as passenger demand is reaching record levels this year. Union Pacific Railroad is the recent beneficiary of an improved ratings outlook by Standard & Poors upon posting a sizable increase in net earnings and an increase in operating volume. The Southern Connector 2000 Association has completed its 17-mile toll road connecting Interstates 385 and 85 in South Carolina ahead of schedule. Considerable economic development is taking place along the connector, boding well for traffic revenue. While these holdings, along with others discussed in this report, were viewed favorably at the end of the period, all are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

* RELATIVE STABILITY SEEMS LIKELY

Historically, investor sentiment is anticipatory in nature. Investors tend to react more to probabilities than to conditions at hand. Given this tendency, we are optimistic about the prospects for municipal bonds in the months ahead. New issuance supply is down as pre-refunding activity has abated and there are signs that demand will increase. There is a strong likelihood that property and casualty insurance companies, until recently major buyers of municipal bonds, will return to the municipal market as their pricing environment and profit potential improves in the absence of costly catastrophic disasters. According to conventional wisdom, with more profits come higher taxes and the need for more tax-exempt investments. Inflation currently seems to be out of the equation. Should the stock market continue to disappoint, we believe investors may revisit their asset allocation strategy, in which municipal bonds may well have a place.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Managed Municipal Income Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.

TOTAL RETURN FOR PERIODS ENDED 10/31/00

                                             Lehman Bros.
                                   Market     Municipal       Consumer
                         NAV       price     Bond Index     price index
-------------------------------------------------------------------------------
1 year                  4.83%      6.84%        8.51%          3.45%
-------------------------------------------------------------------------------
5 years                21.82      31.80        32.05          13.14
Annual average          4.03       5.68         5.72           2.50
-------------------------------------------------------------------------------
10 years              105.43     136.00       101.22          30.26
Annual average          7.46       8.97         7.24           2.68
-------------------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average          7.23       7.77         7.45           3.11
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 10/31/00
-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                           12
-------------------------------------------------------------------------------
Income                                        $0.763
-------------------------------------------------------------------------------
Capital gains1                                  --
-------------------------------------------------------------------------------
  Total                                       $0.763
-------------------------------------------------------------------------------
Preferred shares              Series A       Series B       Series C
                            (550 shares)   (550 shares)   (650 shares)
-------------------------------------------------------------------------------
Income                       $4,198.31      $4,228.68      $4,152.95
-------------------------------------------------------------------------------
Capital gains1                  --             --             --
-------------------------------------------------------------------------------
  Total                      $4,198.31      $4,228.68      $4,152.95
-------------------------------------------------------------------------------
Share value: (common shares)   NAV        Market price
-------------------------------------------------------------------------------
10/31/99                      $8.77         $9.813
-------------------------------------------------------------------------------
10/31/00                       8.44          9.625
-------------------------------------------------------------------------------
Current
dividend
rate2                          9.03%          7.92%
-------------------------------------------------------------------------------
Taxable
equivalent3                   14.95          13.11
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 9/30/00(most recent calendar quarter)

                                                NAV    Market price
-------------------------------------------------------------------
1 year                                         1.65%      -1.25%
-------------------------------------------------------------------
5 years                                        22.66      29.43
Annual average                                  4.17       5.30
-------------------------------------------------------------------
10 years                                      104.75     120.65
Annual average                                  7.43       8.24
-------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average                                  7.19       7.27
-------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Managed Municipal Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Managed Municipal Income Trust, including the fund's portfolio, as of October 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended October 31, 1998 were audited by other auditors whose report dated December 7, 1998 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Managed Municipal Income Trust as of October 31,
2000, the results of its operations, changes in its net assets and financial highlights for each of the years described above in conformity with accounting principles generally accepted in the United States of America.

                                                       KPMG  LLP
Boston, Massachusetts
December 5, 2000




THE FUND'S PORTFOLIO
October 31, 2000

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation
U.S. Govt. Coll.    -- United States Government Collateralized

MUNICIPAL BONDS AND NOTES (97.3%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.0%)
-------------------------------------------------------------------------------------------------------------------
     $    4,000,000 Baldwin Cnty., Eastern Shore Hlth. Care Auth.
                    Hosp. Rev. Bonds (Thomas Hospital),
                    6 3/4s, 4/1/21                                                        Baa3        $   3,820,000
          2,400,000 Jefferson Cnty., Swr. Rev. Bonds, Ser. A, FGIC,
                    5s, 2/1/33                                                            Aaa             2,142,000
                                                                                                      -------------
                                                                                                          5,962,000

Alaska (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez, Marine Term. Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       Aa1             2,095,860

Arizona (2.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Apache Cnty., Indl. Dev. Auth. Poll. Control
                    Rev. Bonds (Tuscon Elec. Pwr. Co.), Ser. B,
                    5 7/8s, 3/1/33                                                        Ba3             4,512,500
          4,000,000 Coconino Cnty., Poll. Control Corp. Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s, 10/1/32                   Ba3             4,035,000
          5,000,000 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                    (America West Airlines), 6 1/4s, 6/1/19                               B1              4,675,000
          2,750,000 Tucson, Arpt. Auth. Special Fac. Rev. Bonds
                    (Lockheed Aermod Ctr. Inc.), 8.7s, 9/1/19                             Baa3            2,816,825
                                                                                                      -------------
                                                                                                         16,039,325

Arkansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,600,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,600,000
          6,000,000 Northwest Regl. Apt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB              6,292,500
                                                                                                      -------------
                                                                                                         10,892,500

California (8.6%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 CA Hlth. Fac. Auth. IFB (Catholic Healthcare West),
                    AMBAC, 6.786s, 7/1/17                                                 Aaa             6,772,500
          3,000,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             2,580,000
                    Corona, COP
          2,775,000 (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20 (acquired
                    10/23/92, cost 2,775,000) (In default) (RES) (NON)                    B-/P            1,110,000
          5,000,000 (Hosp. Syst. Inc.), Ser. C, 8 3/8s, 7/1/11 (acquired
                    3/5/96, cost 5,000,000)(In default) (RES) (NON)                       B-/P            2,000,000
          3,500,000 San Bernardino Cnty., IF COP (PA-100-Med.
                    Ctr. Fin.), MBIA, 6 1/2s, 8/1/28 (acquired 6/27/95,
                    cost 3,777,340) (RES)                                                 AAA             4,309,375
          3,000,000 San Luis Obispo, COP (Vista Hosp. Sys. Inc.), 8 3/8s,
                    7/1/29 (acquired 7/28/97, cost 3,000,000) (RES)                       B-/P            1,200,000
          8,750,000 Santa Clara Cnty. Fin. Auth. Lease Rev. Bonds
                    (Vmc. Fac. Replacement), Ser. A, AMBAC,
                    6 3/4s, 11/15/20                                                      Aaa             9,734,375
         14,190,000 U. of CA Rev. Bonds (UCSD Med. Ctr. Satellite
                    Med. Fac.), 7.9s, 12/1/19                                             A-/P           14,210,008
          7,500,000 Valley Hlth. Syst. Hosp. Rev. Bonds, 6 1/2s, 5/15/25                  BBB-            7,078,125
                                                                                                      -------------
                                                                                                         48,994,383

Colorado (4.6%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                    8.3s, 12/1/17                                                         BB-             5,562,500
                    CO Pub. Hwy. Auth. Rev. Bonds
                    (E-470 Pub. Hwy.), Ser. B
         16,500,000 Zero %, 9/1/34                                                        Baa             1,320,000
         15,500,000 Zero %, 9/1/35                                                        BBB-            1,162,500
                    Denver, City & Cnty. Arpt. Rev. Bonds
          2,940,000 Ser. A, 8 3/4s, 11/15/23                                              A2              3,097,819
          6,980,000 Ser. A, MBIA, 8 1/2s, 11/15/23                                        Aaa             7,128,395
          1,775,000 Ser. A, 7 3/4s, 11/15/21                                              A2              1,853,578
          1,050,000 Ser. D, 7 3/4s, 11/15/13                                              A               1,245,562
          2,500,000 5 1/2s, 11/15/25                                                      AAA             2,465,625
                    Denver, City & Cnty. Arpt. Rev. Bonds, Prerefunded,
                    Ser. A
          1,060,000 8 3/4s, 11/15/23                                                      Aaa             1,125,210
            665,000 MBIA, 8 1/2s, 11/15/23                                                Aaa               679,138
            465,000 7 3/4s, 11/15/21                                                      Aaa               489,202
                                                                                                      -------------
                                                                                                         26,129,529

Connecticut (0.8%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Norwalk Health Care Inc.), Ser. A, 8.7s, 7/1/22                      AAA             4,375,000

Florida (3.7%)
-------------------------------------------------------------------------------------------------------------------
          3,210,000 Escambia Cnty., Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                                  Baa             3,310,313
          5,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-              5,518,750
          9,150,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 8.867s, 3/26/20                           Aaa             9,653,250
            810,000 Pinellas Cnty. Hlth. Fac. Auth. Sun. Coast Hlth. Syst.
                    Rev. Bonds (Sun. Coast Hosp.), Ser. A,
                    8 1/2s, 3/1/20                                                        BB+               824,175
          2,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project), Ser. A,
                    8s, 1/1/30                                                            B+              1,990,000
                                                                                                      -------------
                                                                                                         21,296,488

Georgia (1.7%)
-------------------------------------------------------------------------------------------------------------------
          1,750,000 Fulton Cnty., Dev. Auth Fac. Rev. Bonds
                    (Delta Airlines, Inc.), 5 1/2s, 5/1/33                                Baa             1,520,313
                    GA Med. Ctr. Hosp. Auth. IFB
            700,000 MBIA, 6.367s, 8/1/10                                                  Aaa               763,000
          1,800,000 MBIA, Prerefunded, 6.367s, 8/1/10                                     Aaa             1,980,000
          3,180,000 Savannah, Hosp. Rev. Bonds (Candler Hosp.),
                    7s, 1/1/11                                                            AAA             3,394,650
          1,900,000 Savannah, Hosp. Auth. Rev. Bonds (Candler Hosp.),
                    7s, 1/1/23                                                            AAA             2,028,250
                                                                                                      -------------
                                                                                                          9,686,213

Hawaii (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 HI Dept.of Trans. Special Fac. Rev. Bonds
                    (Continental Air Lines, Inc.), 7s, 6/1/20                             Ba              1,000,000

Illinois (5.4%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A, MBIA,
                    5 1/8s, 1/1/35                                                        Aaa             4,443,750
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          4,933,000 (United Air Lines, Inc.), Ser. B, 8.95s, 5/1/18                       Baa             5,154,689
          2,940,000 (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                     Baa             3,070,712
          1,685,000 (United Air Lines, Inc.), Ser. 84B, 8.85s, 5/1/18                     Baa             1,759,915
          3,000,000 (American Airlines, Inc.), 8.2s, 12/1/24                              Baa             3,322,500
          5,000,000 (American Airlines, Inc.), Ser. A, 7 7/8s, 11/1/25                    Baa             5,161,150
          3,500,000 City of Chicago G.O. Bonds, FGIC, 5 1/2s, 1/1/40                      Aaa             3,368,750
          2,500,000 IL Dev. Fin. Auth. Retirement Hsg. Rev. Bonds
                    (Regency Park-Lincolnwood), Ser. A, 10 1/4s,
                    4/15/19 (acquired 5/10/90, cost 2,399,578)
                    (In default) (NON) (RES)                                              D               2,125,000
          3,250,000 IL, Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Obligation), 5.65s, 11/15/24                            A-              2,754,375
                                                                                                      -------------
                                                                                                         31,160,841

Indiana (2.1%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 12/1/32                                                         Baa             2,231,250
          9,300,000 Indianapolis Indl. Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa             9,788,250
                                                                                                      -------------
                                                                                                         12,019,500

Iowa (1.1%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Hlth. Care Fac. Rev. Bonds
                    (Care Initiatives)
          3,000,000 9 1/4s, 7/1/25                                                        BB              3,652,500
          2,075,000 9.15s, 7/1/09                                                         BB              2,438,125
                                                                                                      -------------
                                                                                                          6,090,625

Kansas (1.6%)
-------------------------------------------------------------------------------------------------------------------
          8,400,000 Witchita, Hosp. IFB, Ser. 111-A, MBIA,
                    9.351s, 10/20/17                                                      Aaa             9,051,000

Kentucky (2.1%)
-------------------------------------------------------------------------------------------------------------------
          7,785,000 Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                    (Delta Air Lines, Inc.), Ser. A, 7 1/2s, 2/1/20                       Baa             8,086,669
          1,000,000 Scott Cnty., Indl. Dev. Rev. Bonds
                    (Hoover Group Inc.), 8 1/2s, 11/1/14                                  Ba3             1,070,000
          2,740,000 Trimble Cnty., Poll. Control Rev. Bonds, Ser. B,
                    6.55s, 11/1/20                                                        A1              2,832,475
                                                                                                      -------------
                                                                                                         11,989,144

Louisiana (3.2%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds (Lake Charles
                    Memorial Hosp. Project), 8 5/8s, 12/1/30                              BB              1,972,500
         12,500,000 Lake Charles, Harbor & Term. Dist. Port Fac.
                    Rev. Bonds (Trunkline Co.), 7 3/4s, 8/15/22                           A              13,328,125
          2,750,000 W. Feliciana, Parish Poll. Control Rev. Bonds
                    (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                          Ba              2,839,375
                                                                                                      -------------
                                                                                                         18,140,000

Massachusetts (5.5%)
-------------------------------------------------------------------------------------------------------------------
                    MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
          3,500,000 (Rehab. Hosp. Cape & Islands), Ser. A,
                    7 7/8s, 8/15/24                                                       AAA             3,933,125
          3,000,000 (New England Baptist Hosp.), Ser. B, 7.3s, 7/1/11                     AAA             3,116,130
          1,100,000 (Beth Israel Hosp.), Ser. E, 7s, 7/1/14                               BBB             1,105,137
          1,185,000 (Norwood Hosp.), Ser. C, 7s, 7/1/14                                   Ba2             1,377,563
          2,000,000 (Beth Israel Hosp.), Ser. E, 7s, 7/1/09                               BBB             2,009,340
          3,400,000 (Sisters Providence Hlth. Syst), Ser. A,
                    6 5/8s, 11/15/22                                                      Aaa3            3,667,750
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          7,645,000 7s, 7/1/40 (acquired 6/3/98, cost 7,738,492) (RES)                    Aaa             6,756,268
          2,000,000 Ser. C, AMBAC, 5 5/8s, 7/1/40                                         Aaa             1,902,500
          5,000,000 MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA), Ser. B, 9 1/4s, 7/1/15                             BB-/P           5,259,400
          2,000,000 MA State Indl. Fin. Agcy. Rev. Bonds (Orchard
                    Cove Inc.), U. S. Govt. Coll., 9s, 5/1/22                             AAA             2,182,500
                                                                                                      -------------
                                                                                                         31,309,713

Michigan (2.7%)
-------------------------------------------------------------------------------------------------------------------
          4,195,000 Detroit, Dev. Fin. Auth. Tax Increment Rev. Bonds,
                    Ser. A, 9 1/2s, 5/1/21                                                BBB+/P          4,693,155
          2,000,000 MI State Strategic Fund Resource Recvy. Ltd.
                    Rev. Bonds (Wayne Energy), Ser. A, 6.9s, 7/1/19                       CCC             1,807,500
          2,700,000 Pontiac Hosp. Fin. Auth. Rev. Bonds (NOMC
                    Obligation Group), 6s, 8/1/18                                         Ba1             2,180,250
          6,785,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-              5,182,044
          2,000,000 Wayne Charter Cnty., Special Arpt. Facs.
                    Rev. Bonds (Northwest Airlines), 6s, 12/1/29                          BB+             1,762,500
                                                                                                      -------------
                                                                                                         15,625,449

Minnesota (2.1%)
-------------------------------------------------------------------------------------------------------------------
          1,845,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore
                    Biomedical, Inc.), 10 1/4s, 9/1/20                                    BB              1,980,736
          4,760,000 MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                    Ser. E, 6.85s, 1/1/24                                                 Aa              4,890,900
          5,685,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. B, 6 5/8s, 11/1/17                                 Ba1             4,981,480
                                                                                                      -------------
                                                                                                         11,853,116

Mississippi (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Res., Inc.), 5.9s, 5/1/22                               BBB             2,070,000

Missouri (0.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MS State Hlth. & Edl. Fac. Rev. Bonds
                    (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A               1,975,000

Nebraska (1.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Gage Cnty, Indl. Dev. Rev. Bonds
                    (Hoover Group Inc.), 8 1/2s, 12/1/07                                  Ba3             2,142,500
          2,500,000 Kearney, Indl. Dev. Rev. Bonds (Great Platte
                    River Road), 6 3/4s, 1/1/28                                           B/P             1,759,375
                    NE Investment Fin. Auth. Single Fam. Mtge. IFB
          1,350,000 GNMA Coll., 9.159s, 9/15/24                                           Aaa             1,437,750
          1,300,000 Ser. B, GNMA Coll., 8.949s, 10/17/23                                  Aaa             1,374,854
          2,150,000 Ser. C, 7.878s, 3/1/20                                                Aaa             2,238,688
                                                                                                      -------------
                                                                                                          8,953,167

Nevada (2.5%)
-------------------------------------------------------------------------------------------------------------------
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          6,000,000 Ser. B, 7 1/2s, 9/1/32                                                Baa             6,262,500
          5,000,000 Ser. C, AMBAC, 5.95s, 12/1/38                                         Aaa             5,068,750
          3,000,000 Las Vegas Monorail Rev. Bond (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P           2,910,000
                                                                                                      -------------
                                                                                                         14,241,250

New Hampshire (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,025,000 NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
                    (Alice Peck Day Memorial Hosp.),
                    9 3/8s, 11/1/20                                                       BB+/P           2,085,750
          2,565,000 NH State Bus. Fin. Auth. Rev. Bonds (Alice Peck
                    Day Hlth. Syst.), Ser. A, 7s, 10/1/29                                 BB+/P           2,228,344
                                                                                                      -------------
                                                                                                          4,314,094

New Jersey (1.6%)
-------------------------------------------------------------------------------------------------------------------
          6,500,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         Ba              5,939,375
          3,000,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
                    (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         BBB-            3,097,500
                                                                                                      -------------
                                                                                                          9,036,875

New York (7.1%)
-------------------------------------------------------------------------------------------------------------------
                    NY City, G.O. Bonds
          7,000,000 Ser. F, 8 1/4s, 11/15/10                                              Aaa             7,380,520
          4,925,000 Ser. D, 8s, 8/1/18 (Group C)                                          Aaa             5,130,028
         12,000,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    A              10,380,000
          5,000,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
                    7.05s, 6/15/17(acquired 5/21/98,
                    cost 5,275,522) (RES)                                                 AAA             5,056,250
          2,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard LLC), 7s, 11/1/30                                  B+/P            1,980,000
          5,000,000 Port Auth. NY & NJ G.O. Bonds, Ser. 96, FGIC,
                    6.6s, 10/1/23                                                         Aaa             5,281,250
          5,000,000 Port Auth. NY & NJ 144A FRB, Ser. N18,
                    8 3/4s, 12/1/17                                                       Aaa             5,562,500
                                                                                                      -------------
                                                                                                         40,770,548

North Carolina (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,600,000 Charlotte Special Facilities Rev. Bonds
                    (Douglas Intl. Arpt.- US Awy.), 7 3/4s, 2/1/28                        B               1,540,000
          1,500,000 NC Eastern Muni. Pwr. Agcy. Rev. Bonds, Ser. D,
                    6 3/4s, 1/1/26                                                        BBB             1,541,250
          3,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. A, 5 3/4s, 1/1/26                                                Baa             2,767,500
                                                                                                      -------------
                                                                                                          5,848,750

Ohio (4.3%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Air Quality Dev. Auth. Rev. Bonds
         20,000,000 (Cleveland Co.), FGIC, 8s, 12/1/13                                    Aaa            21,600,000
          3,000,000 (Poll. Ctl. Toledo), Ser. A, 6.1s, 8/1/27                             Baa             2,835,000
                                                                                                      -------------
                                                                                                         24,435,000

Oklahoma (2.4%)
-------------------------------------------------------------------------------------------------------------------
          4,900,000 OK Dev. Fin. Auth. Rev. Bonds, (Hillcrest
                    Healthcare), Ser. A, 5 5/8s, 8/15/29                                  Ba1             3,417,750
          7,000,000 OK Indl. Dev. Auth. Rev. Bonds MBIA (Hlth.
                    Syst.-Oblig. Group), Ser. A, 5 3/4s, 8/15/29                          AAA             6,921,250
          3,500,000 Tulsa Muni. Arpt. Trust Rev. Bonds
                    (American Airlines, Inc.), 7 3/8s, 12/1/20                            Baa             3,574,795
                                                                                                      -------------
                                                                                                         13,913,795

Pennsylvania (7.9%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    Rev. Bonds (U.S. Air, Inc.), Ser. B, 8 1/2s, 3/1/21 (SEG)             B               4,075,000
          2,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners PJ), 6.65s, 5/1/10                             BBB-            2,306,250
          4,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds
                    (Office & Pkg.), Ser. A, 6s, 1/15/25                                  BB-/P           4,173,750
          7,250,000 PA Convention Ctr. Auth. Rev. Bonds, MBIA,
                    6.7s, 9/1/14                                                          Aaa             7,802,812
          7,750,000 PA Econ. Dev. Fin. Auth. Rev. Bonds (MacMillan Ltd.
                    Partnership), 7.6s, 12/1/20                                           A               8,835,000
          1,000,000 PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds (Colver), Ser. D, 7 1/8s, 12/1/15                          BBB-            1,033,750
                    PA State Higher Ed. Assistance Agcy. IFB, Ser. B
          2,000,000 AMBAC, 8.381s, 3/1/22                                                 Aaa             2,202,500
          6,000,000 MBIA, 8.253s, 3/1/20                                                  Aaa             7,222,500
          4,000,000 Philadelphia Auth. For Indl. Dev. Special Fac.
                    Rev. Bonds (U.S. Airways Inc. Project),
                    8 1/8s, 5/1/30                                                        B/P             4,080,000
          2,000,000 Philadelphia, Auth. For Indl. Dev. Arpt. Rev. Bonds
                    (Aero Philadelphia LLC), 5 1/2s, 1/1/24                               BB/P            1,705,000
          5,000,000 Philadelphia, Hosp. & Higher Ed. Fac. Auth.
                    Rev. Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/10
                    (acquired 4/1/96, cost 5,025,007)(In default) (NON) (RES)             D               1,650,000
                                                                                                      -------------
                                                                                                         45,086,562

South Carolina (1.7%)
-------------------------------------------------------------------------------------------------------------------
          4,750,000 SC Toll Road Rev. Bonds (Southern Connector
                    Project), Ser. A, 5 3/8s, 1/1/38                                      BBB-            3,604,062
          5,000,000 SC State Hsg. Fin. & Dev. Auth. Multi-Fam. Mtge.
                    Rev. Bonds, 8 1/2s, 10/1/21                                           BBB             5,184,100
          1,000,000 SC State Jobs Econ. Dev. Auth. Hosp. Fac. Rev.
                    Bonds (Palmetto Hlth. Alliance), Ser. A,
                    7 3/8s, 12/15/21                                                      Baa             1,033,750
                                                                                                      -------------
                                                                                                          9,821,912

Tennessee (2.3%)
-------------------------------------------------------------------------------------------------------------------
                    Johnson City, Hlth. & Edl. Facs. Rev. Bonds
          4,700,000 (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           AAA             4,723,500
          6,000,000 Ser. A2, MBIA, 8.2s, 7/1/21 (acquired 2/8/00,
                    cost 5,651,400) (RES)                                                 Aaa             6,330,000
          2,000,000 Memphis-Shelby Cnty. Arpt. Auth. Rev. Bonds
                    (Federal Express), 6 3/4s, 9/1/12                                     Baa             2,072,500
                                                                                                      -------------
                                                                                                         13,126,000

Texas (7.7%)
-------------------------------------------------------------------------------------------------------------------
         10,100,000 Alliance, Arpt. Auth. Rev. Bonds (Federal
                    Express Corp.), 6 3/8s, 4/1/21                                        Baa            10,112,625
          3,000,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Baa             3,065,220
          3,850,000 Amarillo, Hlth. Fac. Hosp. Corp. IFB (High Plains
                    Baptist Hosp.), FSA, 9.443s, 1/1/22                                   Aaa             4,182,062
          7,250,000 Brazos River, Poll. Control Auth. Rev. Bonds
                    (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                         A               7,453,942
                    Dallas-Fort Worth, Intl. Arpt. Fac. Impt. Corp.
                    Rev. Bonds (American Airlines, Inc.)
          4,500,000 7 1/2s, 11/1/25                                                       Baa             4,590,000
          3,000,000 7 1/4s, 11/1/30                                                       Baa             3,108,750
          8,000,000 6 3/8s, 5/1/35                                                        Baa             7,770,000
          2,000,000 Lower Neches Valley, Indl. Dev. Swr. Auth. Rev.
                    Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                        Aaa             2,075,000
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds
                    (Tomball Regl. Hosp.), 6s, 7/1/29                                     Baa3            1,665,000
                                                                                                      -------------
                                                                                                         44,022,599

Utah (0.8%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Toole Cnty., Hazardous Waste Treatment
                    Rev. Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                     Baa3            4,425,000

Virginia (1.6%)
-------------------------------------------------------------------------------------------------------------------
          5,400,000 Fredericksburg, Indl. Dev. Auth. Hosp. Fac. IFB,
                    FGIC, 8.354s, 8/15/23                                                 Aaa             5,770,332
          4,400,000 Pocahontas Pk. Way Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa             3,630,000
                                                                                                      -------------
                                                                                                          9,400,332

Washington (0.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa              5,206,250

West Virginia (1.0%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
                    Assn., Inc.), 6.1s, 5/1/29                                            Baa             2,231,250
          3,320,000 Randolph Cnty. Rev. Bonds (Davis Memorial
                    Hosp.), Ser. A, 7.65s, 11/1/21                                        Baa             3,459,162
                                                                                                      -------------
                                                                                                          5,690,412
                                                                                                      -------------
                    Total Municipal Bonds and Notes
                    (cost $568,408,110)                                                               $ 556,048,232

PREFERRED STOCK (1.4%) (NON) (RES)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Charter Mac Equity 144A, 6.625%, pfd. (acquired 6/30/99,
                    cost 4,000,000)                                                                   $   3,885,000
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A,
                    6.875%, cum.pfd. (acquired 5/7/99, cost 4,000,000)                                    3,950,000
                                                                                                      -------------
                    Total Preferred Stock (cost $8,000,000)                                           $   7,835,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $576,408,110) (b)                                         $ 563,883,232
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $571,446,687.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $576,409,930, resulting in gross unrealized appreciation and depreciation of $17,768,648 and $30,295,346 respectively, or net unrealized depreciation of $12,526,698.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2000 was $38,371,893 or 6.7% of net assets.

(SEG) A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at October
      31, 2000.

      The rates shown on IFB, FRB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the interest rates in effect at year end.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The fund had the following industry group concentrations greater than 10% at October 31, 2000 (as a percentage of net assets):

            Health care           32.0%
            Transportation        29.2
            Utilities             12.4

      The fund had the following insurance concentration greater than 10% at October 31, 2000 (as a percentage of net assets):

            MBIA                  12.2%


------------------------------------------------------------------------------
Futures Contracts Outstanding at October 31, 2000

                                      Aggregate Face  Expiration   Unrealized
                       Total Value        Value          Date     Appreciation
------------------------------------------------------------------------------
Muni Bond Index
(Long)                 $11,847,938     $11,795,577     Dec. 00       $52,361
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $576,408,110) (Note 1)                                        $563,883,232
-------------------------------------------------------------------------------------------
Cash                                                                                 43,600
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   11,845,956
-------------------------------------------------------------------------------------------
Total assets                                                                    575,772,788

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,982,514
-------------------------------------------------------------------------------------------
Payable for variation margin                                                         40,906
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                      1,030,273
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           44,923
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        19,999
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,992
-------------------------------------------------------------------------------------------
Payable for remarketing fee (Note 2)                                                136,112
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               69,382
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,326,101
-------------------------------------------------------------------------------------------
Net assets                                                                     $571,446,687

Represented by
-------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares, without par value: 8,000
shares authorized (1,750 shares issued at $100,000 per share) (Note 4)         $175,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         434,870,851
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                        (3,159,096)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (22,792,551)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (12,472,517)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $571,446,687

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A, B, and C remarketed preferred shares                                 $175,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                      234,916
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $175,234,916
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $396,211,771
-------------------------------------------------------------------------------------------
Net asset value per common shares
($396,211,771 divided by 46,970,072 shares)                                           $8.44
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended October 31, 2000
Tax exempt interest income:                                                     $40,042,006
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  3,942,781
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      343,212
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    16,222
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      6,478
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              559,448
-------------------------------------------------------------------------------------------
Other                                                                               176,138
-------------------------------------------------------------------------------------------
Total expenses                                                                    5,044,279
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (116,447)
-------------------------------------------------------------------------------------------
Net expenses                                                                      4,927,832
-------------------------------------------------------------------------------------------
Net investment income                                                            35,114,174
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (2,409,160)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     888,679
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and futures during the year           (6,220,681)
-------------------------------------------------------------------------------------------
Net loss on investments                                                          (7,741,162)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $27,373,012
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year ended October 31
                                                                 ---------------------------------
                                                                             2000             1999
--------------------------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 35,114,174     $ 37,198,101
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,520,481)      (1,532,801)
--------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                             (6,220,681)     (43,457,589)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        27,373,012       (7,792,289)
--------------------------------------------------------------------------------------------------
Distributions to remarketed preferred shareholders
from net investment income                                             (7,334,261)      (5,927,040)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $234,916 and
$163,847, respectively                                                 20,038,751      (13,719,329)
--------------------------------------------------------------------------------------------------
Distributions to common shareholders
from net investment income                                            (35,676,173)     (35,366,281)
--------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                           3,501,328        3,764,792
--------------------------------------------------------------------------------------------------
Total decrease in  net assets                                         (12,136,094)     (45,320,818)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     583,582,781      628,903,599
--------------------------------------------------------------------------------------------------
End of year (including distribution in excess of
net investment income of $3,159,096 and
undistributed net investment income of
$4,732,508, respectively)                                            $571,446,687     $583,582,781
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         46,577,958       46,221,286
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions            392,114          356,672
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               46,970,072       46,577,958
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of year                                                                 1,750            1,750
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------------------------

Per-share
operating performance                                     Year ended October 31
--------------------------------------------------------------------------------------------------
                                        2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                        $8.77        $9.82        $9.92        $9.85       $10.08
--------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------
Net investment income                    .75          .80          .79          .84          .86
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.16)        (.96)         .01          .13         (.19)
--------------------------------------------------------------------------------------------------
Total from
investment operations                    .59         (.16)         .80          .97          .67
--------------------------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------------------------
From net
investment income
--------------------------------------------------------------------------------------------------
To preferred shareholders               (.16)        (.13)        (.14)        (.14)        (.14)
--------------------------------------------------------------------------------------------------
To common shareholders                  (.76)        (.76)        (.76)        (.76)        (.76)
--------------------------------------------------------------------------------------------------
Total distributions                     (.92)        (.89)        (.90)        (.90)        (.90)
--------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                        $8.44        $8.77        $9.82        $9.92        $9.85
--------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                        $9.63        $9.81       $11.44       $11.75       $10.88
--------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------
Total return at
market value
(common shares)(%)(a)                   6.84        (7.72)        4.52        16.01        10.26
--------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $571,447     $583,583     $628,904     $630,043     $622,566
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)            1.27         1.23         1.22         1.21         1.24
--------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            6.97         7.12         6.57         7.13         7.31
--------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)            16.72        12.88        19.97         9.63        78.92
--------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effects of sales charges.

(b) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
October 31, 2000

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. following procedures approved by the Trustees, and such valuations and procedures are reviewed periodically by Trustees.

B) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

C) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

D) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended October 31, 2000, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2000, the fund had a capital loss carryover of approximately $21,157,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 1,887,000    October 31, 2002
       321,000    October 31, 2003
    11,188,000    October 31, 2005
     2,895,000    October 31, 2006
     3,629,000    October 31, 2007
     1,237,000    October 31, 2008

G) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and B and a 7-day period for class C. The applicable dividend rate for the remarketed preferred shares on October 31, 2000 was Series A, 4.36%, Series B 4.50%, and Series C 4.13%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These differences include temporary and permanent differences of dividend payable, defaulted bond interest, unrealized gains and losses on certain futures contracts, market discount, straddle loss deferrals, and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended October 31, 2000, the fund reclassified $4,656 to decrease distribution in excess of net investment income and increase accumulated net realized losses by $4,656. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

H) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discounts on zero coupon bonds and original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended October 31, 2000, fund expenses were reduced by $116,447 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $601 has been allocated to the fund, and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $98,074,880 and $94,373,179, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A (550), B (550) and C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2000, no such restrictions have been placed on the fund.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.95% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2001 will show the tax status of all distributions paid to your account in calendar 2000.


RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:

                                            Common Shares
                                                             Votes
                                  Votes for                withheld

Jameson Adkins Baxter            41,593,598                448,437
Hans H. Estin                    41,560,302                481,733
Ronald J. Jackson                41,593,146                448,889
Paul L. Joskow                   41,583,905                458,130
Elizabeth T. Kennan              41,585,354                456,681
Lawrence J. Lasser               41,582,918                459,117
John H. Mullin III               41,586,153                455,882
George Putnam, III               41,589,108                452,927
A.J.C. Smith                     41,569,423                472,612
W. Thomas Stephens               41,585,617                456,418
W. Nicholas Thorndike            41,572,681                469,354

                                          Preferred Shares
                                                             Votes
                                  Votes for                withheld

J. A. Hill                             1593                     49
R. E. Patterson                        1593                     49

A proposal to ratify the selection of KPMG LLP as the independent auditors of your fund was approved as follows: 41,551,601 votes for, and 160,805 votes against, with 329,629 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
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PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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